UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 11, 2016

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement
On April 15, 2016, we completed an underwritten public offering (the “Equity Offering”) of 10,350,000 shares of our common stock, $0.01 par value per share (the “Common Stock”), for net proceeds of approximately $175.1 million, after deducting the underwriting discount and estimated expenses payable by us, which includes the proceeds from the underwriters exercise in full of their option to purchase an additional 1,350,000 shares of Common Stock.
In connection with the issuance and sale of shares of the Common Stock, we entered into an underwriting agreement, dated April 11, 2016, among us, our operating partnership, Rexford Industrial Realty, L.P. (the “Operating Partnership”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Jeffries LLC, as the representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Operating Partnership have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement, we have agreed not to sell or transfer any shares of Common Stock or any securities convertible into or exercisable or exchangeable for the Common Stock for 60 days after April 11, 2016 without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The offering was made pursuant to an effective shelf registration statement (File No. 333-210691), a base prospectus, dated April 11, 2016, included as part of the registration statement, and a prospectus supplement, dated April 11, 2016, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act. We are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues concerning the shares of Common Stock issued and sold in the offering.
On April 15, 2016, we contributed the net proceeds of the offering to our Operating Partnership in exchange for 10,350,000 common units of partnership interests in the Operating Partnership. The Operating Partnership will use the net proceeds to repay amounts outstanding under its unsecured revolving credit facility, fund potential acquisition opportunities, including the REIT Portfolio Acquisition discussed in greater detail below, for general corporate purposes, or a combination of the foregoing.

 Incremental Term Loan

As previously disclosed, we, through our Operating Partnership, entered into a $125 million Credit Agreement (the “Credit Agreement”) on January 14, 2016 with PNC Bank, National Association, as administrative agent, U.S. Bank, National Association, as syndication agent, PNC Capital Markets LLC and U.S. Bank, National Association, as joint lead arrangers and joint bookrunners, and the other lenders named therein. Under the terms of the Credit Agreement, we are permitted to add one or more incremental term loans in an aggregate amount not to exceed $100 million (the “Accordion”). On April 15, 2016, we exercised the Accordion in full and established a new incremental term loan in an aggregate principal amount of $100.0 million (the “Incremental Term Loan”). We used the proceeds of the Incremental Term Loan to partially fund the acquisition of the REIT Portfolio discussed in further detail below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

REIT Portfolio Acquisition

As previously disclosed, on April 11, 2016, we, through our Operating Partnership, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Atlantic CT Holdings, LLC and Atlantic CT REIT, Inc. For additional information on the Stock Purchase Agreement and the transactions contemplated thereby, please see our Current Report on

Form 8-K filed on April 11, 2016. A copy of the Stock Purchase Agreement was filed previously as Exhibit 2.1 to such Current Report and is hereby incorporated by reference.

On April 15, 2016, pursuant to the Stock Purchase Agreement, we consummated the transactions contemplated thereby and acquired a private real estate investment trust (“REIT”) that owns a portfolio of nine industrial properties totaling approximately 1.53 million rentable square feet (the “REIT Portfolio”) from a third-party seller in exchange for approximately $191.0 million in cash, exclusive of closing costs (“the REIT Portfolio Acquisition”). We funded the purchase price and related transaction costs with available cash and the proceeds from the Incremental Term Loan and the Equity Offering. Additional information about the REIT Portfolio, including financial and other property data can be found in our Current Report on Form 8-K filed on April 11, 2016.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

Incremental Term Loan

The information set forth in Item 1.01 under the heading “Incremental Term Loan” is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of the REIT Portfolio Under Rule 3-14 of Regulation S-X
The statements of revenues and certain expenses for the year ended December 31, 2015 was previously filed by the Company as part of the Current Report filed by the Company on April 11, 2016.

(b) Pro Forma Financial Information
The unaudited pro forma financial information of Rexford Industrial Realty, Inc. as of December 31, 2015 was previously filed by the Company as part of the Current Report filed by the Company on April 11, 2016.

(d) Exhibits.

Exhibit Number	Description
1.1
Underwriting Agreement, dated April 11, 2016, among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Jefferies LLC, as the representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.

10.1	Increase Certificate dated April 15, 2016.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
April 15, 2016	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
April 15, 2016	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement, dated April 11, 2016, among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Jefferies LLC, as the representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.

10.1	Increase Certificate dated April 15, 2016.

23.1	Consent of Venable LLP (included in Exhibit 5.1).